SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

_________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

_________________

Date of Report
(Date of earliest
event reported):	November 13, 2003

                      FRESH BRANDS, INC.

(Exact name of registrant as specified in its charter)

Wisconsin	000-32825	39-2019963
(State or other	(Commission File	(IRS Employer
jurisdiction of	Number)	Identification No.)
incorporation)

          2215 Union Avenue, Sheboygan, Wisconsin 53081

(Address of principal executive offices, including zip code)

           (920) 457-4433

(Registrant’s telephone number)

Item 12. Results of Operations and Financial Condition.

        The following information is being furnished under Item 12 “Results of Operations and Financial Condition” of Form 8-K.

        On November 4, 2003, Fresh Brands, Inc. (the “Company”) issued a press release announcing the Company’s quarterly financial results for the reporting period ended October 4, 2003. On November 13, 2003, the Company issued a press release correcting the previously announced financial results. A copy of the Company’s press release issued on November 13, 2003 is being furnished as Exhibit 99 to this Current Report.

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FRESH BRANDS, INC.
Date: November 13, 2003	By: /s/ Elwood F. Winn
Elwood F. Winn, President, Chief Executive
Officer and acting Chief Financial Officer